Business activity	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Business activity

1.	Business activity

Fusion Fuel Green plc (the “Parent” or “Company”) was incorporated in Ireland on April 3, 2020. The Company and its subsidiaries are collectively referred to as the “Group”. The registered office of the Company is The Victorians, 15-18 Earlsfort Terrace, Saint Kevin’s, Dublin 2, D02 YX28, Ireland.

The Company is an energy services and infrastructure group focused on the distribution of liquefied petroleum gas (“LPG”), engineering and advisory services, and the development of clean energy solutions. Through its operating subsidiaries, including Quality Industrial Corp. (“QIND”) and its subsidiary Al Shola Gas, the Group provides LPG distribution, installation and maintenance services, as well as engineering and infrastructure solutions to a broad customer base across commercial, industrial and residential sectors. The Group also continues to develop hydrogen and renewable energy solutions through its engineering and advisory activities.

The business activity of the Group changed significantly during the final months of the year ended 31 December 2024, following the acquisition of QIND, and this repositioning is reflected in the full year of operations for the year ended 31 December 2025. The Group’s core activities are now centred on LPG distribution and energy infrastructure services, which provide recurring revenue streams and operational scale, while continuing to pursue opportunities in hydrogen and clean energy through targeted projects and partnerships.

The Company has a well-established risk management process which is managed through its management team, finance committee and board of directors. The key risks are evaluated throughout the period with key business leaders tasked to manage each risk as required. These risks are assessed through a risk matrix which evaluates each risk’s impact and likelihood